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© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements”
as defined under the Securities Act and the Securities Exchange Act.
No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
September 17, 2007
Business Update
Exhibit 99.3

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
© E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains certain projections or other forward-looking statements regarding future events or the future performance of the company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs, and other reports E*TRADE FINANCIAL Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements. No statement is a guarantee of our future performance and we disclaim any duty to update any data contained herein or any forward-
looking statements.  This presentation contains data as of September 17,
2007 and the company disclaims any duty to update any forward-looking statements made in this presentation. Data contained herein are unaudited.
This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable GAAP financial measure can be found on the investor relations site at www.etrade.com.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Agenda
Guidance Update
Enhanced Focus on Retail Opportunity
Loan and Investment Portfolio Update
Strength of the Core Franchise

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Strength of the Core Franchise
Sound capital and liquidity position
Consistent and growing base of retail customer cash
Thrift charter provides access to FHLB - $13B of additional borrowing capacity
Bank continues to maintain “Well-Capitalized” levels
Q406 Q107 Q207
868,770
912,057
978,084
Target Segment Accounts
Recognized by SmartMoney
magazine as the
#1 Premium Broker
(August 2007)
E*TRADE Bank named
“Best of Breed” by Money
magazine
(August 2007)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Accelerate shift to a retail-driven balance sheet structure
Shift, over time, portfolio composition to 80-85% of assets in whole loans (prime first lien mortgage) and margin debt, and 80-85% of liabilities in customer deposits
Synchronize growth rate of balance sheet to continued growth in retail customer cash and deposits, margin debt and first lien mortgage
Simplify and streamline business to increase focus on retail franchise
Exit wholesale mortgage and restructure institutional brokerage operations
Deploy internally generated cash flow against higher return on equity opportunities
Stock and debt repurchase
Enhanced Focus on Retail Opportunity

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
August 31, 2007
Ending Period Interest Earning Assets
$61.1B
Loans
$40.2B
Securities
$18.2B
Avg. Rating: AA (92% AA-AAA)
Consumer: $2.7B
(Includes marine, RV)
Avg. FICO: 733
Mortgage: $29.6B
Avg. FICO: 735
DTI: 36%
CLTV: 73%
Margin: $7.9B
MBS: $12.9B
Agency
Avg. Rating: AAA
ABS: $3.3B
82% A or better
97% BBB or better
Avg. Rating A
1st Lien (1- 4 family): $17.0B
Avg. FICO: 738
DTI: 36%
LTV: 69%
2nd Lien (HEIL & HELOC): $12.6B
Avg. FICO: 731
DTI: 36%
CLTV: 79%
Corp/Muni/Pfd: $2.0B
Avg. Rating: AA
Interest-Earning Assets Composition
NOTE:    Loan balances are shown based on UPB, and securities are shown at amortized cost basis.  Numbers may not add due to rounding.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Consumer Non-performing Loans
0.00%
0.30%
0.60%
0.90%
1.20%
1.50%
E*TRADE All Savings Institutions
Nonperforming loans declined during the first half of the year, but are expected to increase during the third and fourth quarter consistent with historical seasonal performance of the portfolio
No significant change in performance is anticipated
Non-performing loans are loans 90 or more days past due
Source:  OTS Data

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
First Lien Non-performing Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
E*TRADE All Savings Institutions
$17B portfolio is well supported by high FICOs, low LTVs and private mortgage insurance
$69MM of exposure greater than 80% of property value is protected by PMI
Source:  OTS Data
Non-performing loans are loans 90 or more days past due

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Second Lien Non-performing Loans
(Home Equity Installment Loans and Lines of Credit)
0.00%
0.20%
0.40%
0.60%
0.80%
E*TRADE All Savings Institutions
$9.4B, or 75%, of portfolio to borrowers with FICO of 700 and higher
$6.1B, or 48%, of portfolio with CLTV of 80% or lower
Source:  OTS Data
Non-performing loans are loans 90 or more days past due

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Second Lien Credit Performance
Borrower’s credit score has become a less accurate indicator of future defaults
Following factors indicative of increased defaults: loan-to-value, loan documentation type, occupancy type, and borrower credit score
Loans with higher loan-to-values have higher default rates and the greatest impact on estimated future losses
Impact of Factors on Estimated Loan Losses
26%
5%
32%
37%
CLTV Doc Type Occupancy Type Collateral Value
Adjusting the expected
collateral value at the time of
default accounts for 32% of
the increase in expected
losses

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Provision Level Assumptions and Adjustments
450-500% 626% Consumer Loans
100-105% 51% Second Lien
5-10% 5% First Lien
Pro-forma Coverage
Under New Guidance at
Year End
June 30, 2007
Allowance for Loan Losses as a % of Non-Performing Loans

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Investment Securities Composition (as of August 31, 2007)
3,275
18.0%
65
0.4%
74
0.4%
464
2.6%
887
4.9%
1,785
9.8%
ABS
74
0.4%
-
-
Below
Inv.
Grade
2,046
11.2%
- - 16
0.1%
2,030
11.2%
Corporate, Municipal and Preferred Stock
18,181
100.0%
65
0.4%
464
2.6%
904
5.0%
16,674
91.7%
Grand Total
12,860
70.7%
Grand
Total
-
Non-
Rated
12,859
70.7%
AA or
Higher
-
BBB A
MBS
1
0.0%
($ in MM, based on book value)
$16.7B, or 92%, of the Investment Securities portfolio is rated AAA or AA
Over 99% of the Investment Securities portfolio is rated investment grade

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Asset-Backed Securities Breakdown (as of August 31, 2007)
48
0.3%
12
0.1%
5
0.0%
11
0.1%
14
0.1%
6
0.0%
Other
99
0.5%
-
9
0.1%
55
0.3%
33
0.2%
2
0.0%
Sub-prime Residential First Lien Mortgage
3,275
18.0%
178
1.0%
257
1.4%
450
2.5%
2,243
12.3%
Total
65
0.4%
-
24
0.1%
29
0.2%
-
Non-
Rated
74
0.4%
59
0.3%
-
1
0.0%
-
Below
Inv.
Grade
1,785
9.8%
59
0.3%
125
0.7%
224
1.2%
1,369
7.5%
AA or
Higher
18
0.1%
42
0.2%
Second Liens
464
2.6%
41
0.2%
47
0.3%
292
1.6%
BBB A
Prime Residential First Lien Mortgage
582
3.2%
ABS CDO
149
0.8%
Commercial Real Estate & Trust Pfd CDO
67
0.4%
Total
887
4.9%
($ in MM, based on book value)
$2.7B, or 82%, of ABS portfolio is rated A or higher
Non-rated and below investment grade securities are $139MM, or 0.8% of
Investment Securities portfolio
Note: Includes $79MM of securities classified as Trading Securities

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
15 Mortgage Restructuring
Up to 325 Total
17 Institutional Brokerage Restructuring
18 Smaller Balance Sheet
Up to 100 Potential Impairments
175 Provision
Pre-tax Impact/Charge ($ in MM)
Item
Summary of Items Affecting 2007 Outlook

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Revised 2007 GAAP Guidance Range
(0.03)
Institutional Brokerage
Restructuring
(0.03) Smaller Balance Sheet
(0.15) Potential Impairments
(0.27) Provision
$1.67 $1.60 $1.53 Previous FY07
Revised FY07
Mortgage Restructuring
$1.10
Mid
$1.15
High
$1.05
(0.02)
Low
$0.75
YTD 2007
Actual

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
2007 Revised Guidance
475 146 329 Net Income
$1.10 $0.35 $0.75 GAAP EPS
1,309
1H2007
Actual
Total Net Revenues
Income Statement
($ in MM, except EPS)
2,335
FY2007
Midpoint
1,026
2H2007
Midpoint
Guidance
381
430
629
475
0
200
400
600
800
2004 2005 2006 2007Midpoint
Net Income
1,483
1,703
2,335
2,420
0
1,500
3,000
2004 2005 2006 2007Midpoint
Net Revenue

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Balance Sheet Funding Sources
Consistent and growing base of retail customer cash
Thrift charter provides access to FHLB - $13B of additional borrowing capacity
$250MM of undrawn committed senior secured revolving credit facility
$432MM of Free Cash as of June 30, 2007
No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements
Funding and Capital Summary
$350 $200
Excess Capital vs. 10% Minimum
11.00% 10.58%
Total Capital to Risk-Weighted Assets
$3,840 $3,625
Risk-Based Capital
$650 $660
Excess Capital vs. 5%
6.00% 6.15%
Tier 1 Capital to Adjusted Total Assets
$3,600 $3,550
Tier 1 Capital, Ending
Projected
Year-End
Q207 Actual ($ in MM)
Capital Position

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
Focus resources of the company on driving continued
growth in target segment accounts
Hold balance sheet relatively flat at Q307 levels
Provision $150MM to $200MM along with orderly transition
of balance sheet toward retail assets and liabilities
Potential securities impairments of $50MM to $100M
Redeploy over $500MM of expected free cash flow toward
incremental stock and debt repurchase
Improve ROE and higher earnings quality driven by growth
in retail franchise
General Expectations for 2008

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
2007 Exit Run Rate
$432
$32
$100
$300
Embedded
in FY2007
Guidance
$32 $0
Restructuring
Charges
$132-$232 $300 Total
$0-$50 $50-$100
Securities
Impairment
$100-$150 $150-$200
Provision
Expense
Reduced
Headwind in
2008(E)
Expectation
for 2008
($ in MM)

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© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements”
as defined under the Securities Act and the Securities Exchange Act.
No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
September 17, 2007
Q&A

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.
This presentation presents information as of September 17th, 2007 or as of another date specified herein and may include “forward looking statements” as defined under the
Securities Act and the Securities Exchange Act. No statement is a guarantee of our future performance and we disclaim any duty to update any forward-looking statements.
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